 EXHIBIT 99.2

Pro Forma Financial Statements of Inland American Real Estate Trust, Inc.

F-i

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2007

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions had occurred on September 30, 2007.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2007, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the properties that were either purchased subsequent to September 30, 2007, or are expected to be purchased. The pro forma adjustments were made for Penn Park, Streets of Cranberry, Bradley-Union Venture, Cityville Carlisle, Hilton Garden Inn Chelsea, Courtyard by Marriott-Richmond, VA, The Woodlands Waterway Marriott Hotel & Convention Center, the SunTrust Bank Portfolio I and 72 properties in the SunTrust Bank Portfolio II and the Company’s acquisition of the RLJ Urban Lodging Fund and Apple Hospitality Five, Inc.  The Company considers the properties that are not yet purchased as of January 15, 2008, but are expected to be purchased, to be the remaining 144 properties in the SunTrust Bank Portfolio II and the Company acquisition of the RLJ Urban Lodging Fund to be probable under Rules 3-14 and 3-05 of Regulation S-X, respectively.

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

	Historical	Other Pro Forma Adjustments	Apple Historical	Apple Adjustments	RLJ Historical	RLJ Adjustments
	(A)	(B)	(C)	(D)	(Q)	(R)	Pro Forma
Assets
Net investment properties (E) (G) (M) (S)	$4,749,553	1,040,323	349,028	185,161	602,426	305,368	7,231,859
Assets held for sale	—	—	—	—	—	—	—
Cash and cash equivalents (L) (N) (T)	879,476	48,643	83,395	(283,013)	15,238	(496,779)	246,960
Restricted cash	16,101	—	5,546	—	10,121	—	31,768
Restricted escrows	20,128	—	—	—	—	—	20,128
Investment in marketable securities	299,232	—	—	—	—	—	299,232
Investment in unconsolidated joint ventures (K)	263,037	197,000	—	—	—	—	460,037
Accounts and rents receivable, net	34,075	—	5,155	—	7,060	—	46,290
Notes receivable (J)	258,027	11,000	—	—	—	—	269,027
Due from related parties	257	—	—	—	—	—	257
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization)(E) (G)	318,731	47,578	—	—	—	—	366,309
Acquired above market lease intangibles (net of accumulated amortization) (E)(G)	13,360	—	—	—	—	—	13,360
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization) (P) (W)	23,142	(2,724)	—	—	1,783	(1,783)	20,418
Other assets (I)	47,688	(4,338)	1,032	—	3,388	—	47,770

Total assets	$6,922,807	1,337,482	444,156	(97,852)	640,016	(193,194)	9,053,415
Liabilities and Stockholders’ Equity
Mortgages and notes payable (E) (N) (U)	2,108,961	625,611	4,497	338,503	417,060	7,694	3,502,326
Accounts payable	19,498	—	3,304	—	18,820	—	41,622
Accrued offering costs	5,062	—	—	—	—	—	5,062
Accrued interest payable	1,982	—	—	—	2,375	226	4,583
Tenant improvement payable	2,092	—	—	—	—	—	2,092
Accrued real estate taxes	30,504	—	—	—	—	—	30,504
Distributions payable	24,887	—	—	—	—	—	24,887
Security deposits	3,004	—	—	—	—	—	3,004
Prepaid rental income and recovery income and other liabilities	31,528	—	—	—	647	—	32,175

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

	Historical	Other Pro Forma Adjustments	Apple Historical	Apple Adjustments	RLJ Historical	RLJ Adjustments
	(A)	(B)	(C)	(D)	(Q)	(R)	Pro Forma
Acquired below market lease intangibles (net of accumulated amortization) (E)(G)	41,372	—	—	—	—	—	41,372
Restricted cash liability	16,101	—	—	—	—	—	16,101
Other financings	59,773	—	—	—	—	—	59,773
Due to related parties	7,666	—	—	—	—	—	7,666
Deferred income tax	1,506	—	—	—	—	—	1,506

Total liabilities	2,353,936	625,611	7,801	338,503	438,902	7,920	3,772,673

Minority interests	288,113	—	—	—	—	—	288,113

Preferred stock (O) (V)	—	—	32,006	(32,006)	57	(57)	—
Common stock (F)	497	75	—	—	—	—	572
Additional paid-in capital (net of offering costs for pro forma) (F) (N) (V)	4,446,907	711,796	443,666	(443,666)	107,685	(107,685)	5,158,703
Accumulated distributions in excess of net income (H) (O) (V)	(150,743)	—	(39,317)	39,317	95,195	(95,195)	(150,743)
Accumulated other comprehensive income (V)	(15,903)	—	—	—	(1,823)	1,823	(15,903)

Total stockholders’ equity	4,280,758	711,871	436,355	(436,355)	201,114	(201,114)	4,992,629

Total liabilities and stockholders’ equity	$6,922,807	1,337,482	444,156	(97,852)	640,016	193,194	9,053,415

See accompanying notes to pro forma consolidated balance sheet.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(A)        The historical column represents the Company’s Consolidated Balance Sheet as of September 30, 2007 as filed with the Securities Exchange Commission on Form 10-Q.

(B)         The other pro forma adjustments column include adjustments related to our acquisitions which is detailed below as follows:

	The Woodlands Waterway Marriott Hotel & Convention Center	Sun Trust Portfolio I & II	Other Acquisitions	Pro Forma Adjustments
Net investment properties	$137,101	695,654	207,568	1,040,323
Acquired in-placed lease intangibles and customer relationship value (net of accumulated amortization)	—	36,546	11,032	47,578
Mortgages and notes payable	75,400	359,800	190,411	625,611

(C)         The Apple Historical column represents Apple Hospitality Five, Inc.’s Consolidated Balance Sheet as of September 30, 2007.

(D)         Represents adjustments to record the merger of Apple Hospitality Five, Inc.

(E)         The pro forma adjustments reflect the acquisition or anticipated acquisition of the following properties by the Company and its consolidated joint ventures. The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages obtained from a third party.  No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

	Acquisition	Mortgage
	Price	Payable
Purchases	—	—
Bradley Portfolio - Union Venture	$64,853	$38,421
Penn Park	39,979	31,000
Streets of Cranberry	35,400	24,425
Cityville Carlisle	3,968	—
The Woodlands Waterway Marriott Hotel & Convention Center	137,101	75,400
SunTrust Bank Portfolio I & II	732,200	359,800
Hilton Garden Inn Chelsea	55,000	—
Courtyard by Marriott-Richmond, VA	19,400	—
Bradley Portfolio	—	38,315
Encino Canyon Apartments	—	12,000
Gainesville Hilton	—	27,500
Seven Palms Apartments	—	18,750
Total	$1,087,901	$625,611

Allocation of net investments in properties :
Land	$555,439
Building and improvements	484,884
Acquired in-place lease intangibles and customer relationship value	47,578
Total	$1,087,901

Allocations are preliminary and subject to change.

(F)         Additional offering proceeds of $808,754, net of additional offering costs of $96,883, are reflected as received as of September 30, 2007 based on offering proceeds actually received as of January 15, 2008. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(G)         Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and subject to change.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(H)        No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

(I)          Change in Other assets of $4,338 represents advance purchase deposits applied to the purchase price of properties purchased as described in (E).

(J)          The pro forma adjustments to notes receivable consist of fundings on a new note to an unrelated party totaling $11,000 with an annual interest rate of 30 day LIBOR plus 3.50%.

(K)        Adjustment to Investment in unconsolidated joint ventures consists of additional fundings to the Lauth Investment Properties, LLC joint venture, the Cobalt Industrial REIT II joint venture, and D.R. Stephens Institutional Fund, LLC joint venture, and additionally includes fundings to our new unconsolidated joint venture, Net Lease Strategic Assets Fund L.P. and L Street Marketplace LLC.

(L)         Pro forma cash proceeds of $246,960 represent the aggregate cash proceeds received from the issuance of equity and mortgage financings through January 15, 2008 less the proforma net acquisition price of investments in real estate and other ventures.

(M)       The $185,161 adjustment represents the difference between the purchase of approximately $349,028 of Apple’s real estate assets at the historical cost and the estimated fair market value of such assets.  To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and amounts are subject to change based on final valuation of the real estate acquired and purchase price allocation.

(N)        Pro forma cash adjustment of $(283,013) represents cash paid to Apple for distribution to its shareholders in the amount of $(621,516) in accordance with the definitive merger agreement including $14.05 per common stock unit and transaction costs of approximately $30,000 less the placement of new debt in the amount of $343,000 at an annual interest rate of 6.5%.  Approximately $15,000 of the transaction costs are payable to an affiliate as a acquisition fee.

(O)        Elimination of Apple equity accounts consistent with the purchase method of accounting.

(P)         Change in loan fees, leasing fees and loan fee deposits (net of accumulated amortization) of $2,724 represents loan fee deposits applied to the mortgage debt financing as described in (E).

(Q)        The RLJ Historical column represents the RLJ Urban Lodging Fund Combined Consolidated Balance Sheet as of September 30, 2007.  The Company is purchasing a subsidiary of the RLJ Lodging Fund.  Substantially all of the balances and activity of the RLJ Urban Lodging Fund are those of the entity which is being purchased.  All balances and activity related to the portion of the RLJ Urban Lodging Fund that is not being purchased have been eliminated in the RLJ Adjustments column, as described in Notes (S), (T), (U), (V), and (W).

(R)         Represents adjustments to record the merger of the RLJ Urban Lodging Fund anticipated to occur in mid-February 2008.

(S)         The $305,368 adjustment represents the difference between the purchase of approximately $602,426 of RLJ’s real estate assets at the historical cost and the estimated fair market value of such assets. To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and amounts are subject to change based on final valuation of the real estate acquired and purchase price allocation. This allocation is preliminary and subject to change once the merger has been completed.

(T)         Pro forma cash adjustment of $496,779 represents $481,541 paid to RLJ in accordance with the definitive merger agreement and $15,238 in cash of the entity which was not acquired in the purchase.

(U)        Represents net adjustments to reflect only the mortgage debt that is to be assumed by the Company in the acquisition of RLJ of approximately $384,000. We will not assume the debt on one property in the amount of $28,280, however, we plan on placing new debt in the amount of $41,000 on this property.  In addition, we will not assume the amount of the $5,026 credit facility.  RLJ debt is assumed to be at fair value for purposes of purchase price allocation.  This allocation is preliminary and subject to change.

(V)         Elimination of RLJ equity accounts consistent with the purchase method of accounting.

(W)       Write off of RLJ’s deferred financing costs which are not assigned any value in the allocation of the merger acquisition cost.  This allocation is preliminary and subject to change.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2007

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations and the company acquisitions of RLJ Urban Lodging Fund, Apple Hospitality Five, Inc. and Winston Hotels as though they occurred on January 1, 2006 or the date significant operations commenced. Pro Forma adjustments have been made for Penn Park, Bradley-Union Venture, Cityville Carlisle, Hilton Garden Inn Chelsea, Courtyard by Marriott-Richmond, VA, The Woodlands Waterway Marriott Hotel & Convention Center, the SunTrust Bank Portfolio I and 72 properties in the SunTrust Bank Portfolio II, the Company’s acquisition of the RLJ Urban Lodging Fund and Apple Hospitality Five, Inc., and for properties purchased during the first, second and third quarters of 2007.  The Company considers the properties that are not yet purchased as of January 15, 2008, but are expected to be purchased, to be the remaining 144 properties in the SunTrust Bank Portfolio II and the Company’s acquisition of the RLJ Urban Lodging Fund as probable under Rules 3-14 and 3-05 of Regulation S-X, respectively.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2007, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2007 (unaudited)

 (Amounts in thousands, except per share amounts)

	Historical	Pro Forma Adjustments	Winston Hotels Historical	Winston Hotels Merger Adjustments	Apple Historical	Apple Merger Adjustments	RLJ Historical	RLJ Merger Adjustments
	(A)	(B)	(E)	(F)	(C)	(D)	(T)	(U)	Pro Forma
Rental income (H)	$191,811	95,829	—	—	—	—	—	—	287,640
Tenant recovery income	41,144	9,364	—	—	—	—	—	—	50,508
Other property income	11,527	—	—	—	—	—	—	—	11,527
Hotel operating income (Q)	46,883	37,987	95,422	—	100,918	(12,497)	118,421	—	387,134

Total income	291,365	143,180	95,422	—	100,918	(12,497)	118,421	—	736,809

General and administrative expenses (Q) (X)	13,712	—	17,026	—	1,777	(75)	952	(321)	33,071
Property operating expenses (K)	41,675	18,439	—	—	—	—	—	—	60,114
Hotel operating expense (Q) (S)	27,224	25,755	80,285	(20,000)	60,060	(7,278)	68,893	—	234,939
Real estate taxes	27,393	—	—	—	—	—	5,834	—	33,227
Depreciation and amortization (H) (I) (P) (V)	113,771	38,413	12,372	4,767	9,989	7,606	16,841	13,059	216,818
Business manager management fee (G)	9,000	—	—	—	—	—	—	—	9,000

Total expenses	232,775	82,607	109,683	(15,233)	71,826	253	92,520	12,738	587,169

Operating income (loss)	58,590	60,573	(14,261)	15,233	29,092	(12,750)	25,901	(12,738)	149,640

Loss on extinguishment of debt	—	—	(3,882)	—	—	—	—	—	(3,882)
Loss on sale of note receivable	—	—	(5,322)	—	—	—	—	—	(5,322)
Interest and dividend income (O) (W)	64,922	—	3,061	—	—	—	524	(524)	67,983
Other income	254	—	—	—	—	—	776	—	1,030
Interest expense (L) (M) (Y) (Z)	(73,165)	(33,409)	(7,449)	—	(358)	(15,435)	(18,785)	(677)	(149,278)
Preferred share expense (R)	—	—	—	—	(31,982)	31,982	—	—	—
Equity in earnings of unconsolidated entities	3,398	—	1,384	—	—	—	—	—	4,782
Fee income from unconsolidated joint ventures	—	—	127	—	—	—	—	—	127
Impairment of investment in unconsolidated entities	(5,109)	—	—	—	—	—	—	—	(5,109)
Realized gain on securities (N)	12,604	—	—	(248)	—	—	—	—	12,356

Income (loss) before income tax and minority interest	61,494	27,164	(26,342)	14,985	(3,248)	3,797	8,416	(13,939)	72,327

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2007 (unaudited)

 (Amounts in thousands, except per share amounts)

	Historical	Pro Forma Adjustments	Winston Hotels Historical	Winston Hotels Merger Adjustments	Apple Historical	Apple Merger Adjustments	RLJ Historical	RLJ Merger Adjustments
	(A)	(B)	(E)	(F)	(C)	(D)	(T)	(U)	Pro Forma

Income tax expense	(2,303)	—	(979)	—	—	—	—	—	(3,282)
Minority interest	(7,078)	(74)	1,213	—	—	—	—	—	(5,939)

Net income (loss) applicable to common shareholders	$52,113	27,090	(26,108)	14,985	(3,248)	3,797	8,416	(13,939)	63,106

Weighted average number of shares of common stock outstanding, basic and diluted (J)	353,783,448								576,399,800

Net income per share, basic and diluted (J)	.15								.11

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

(A)     The historical information represents the consolidated historical statement of operations of the Company for the nine months ended September 30, 2007 as filed with the Securities Exchange Commission.

(B)      Total pro forma adjustments for acquisitions consummated as of October 1, 2007 are as though the properties were acquired January 1, 2006. No pro forma adjustments were made for Parkway Centre North Outlot B, Wickes Furniture, Lakewood Phase II, Spring Town Center III, Gravois Dillon Phase II, Inland American Communities, University House at UAB (14th Street)-Birmingham, Streets of Cranberry, McKinney Towne Center Outlots, Hilton Garden Inn Chelsea and Legacy Crossing as the properties were completed in 2007 and there were no significant operations prior to the Company’s acquisition.

Unaudited combined gross income and direct operating expenses presented from January 1, 2006 through the date of acquisition is based on information provided by the Seller for the following properties:

Bradley Portfolio
ProLogis Properties
Shallotte Commons
Six Pines Portfolio
The Landings at Clear Lake
Gravois Dillon I & II
Fields Apartment Homes
Middleburg Crossings
Penn Park
Encino Canyon Apartments Atlas Cold Storage Portfolio
SunTrust Bank Portfolio I Cityville Carlisle
Pavilions at Hartman Heritage
Villages at Kitty Hawk
Northwest Marketplace
Lakeport Commons
Citizens Portfolio
Washington Park Plaza
AT&T – Cleveland
Lord Salisbury Center
Persis National Portfolio
Forest Plaza Seven Palms Apartments
SunTrust Bank Portfolio II
Worldgate Plaza
Shops at Riverstone
Schneider Electric
The Market at Hamilton
Chesapeake Commons
Crossroads at Chesapeake
Waterford Place at Shadow Creek Ranch Apartments
Courtyard by Marriott-Richmond, VA
Hilton University of Florida Hotel & Convention Center-Gainesville
The Woodlands Waterway Marriott Hotel & Convention Center

The pro forma adjustments are composed of the following adjustments:

	The Woodlands Waterway Marriott Hotel & Convention Center	Sun Trust Portfolio I & II	Other Acquisitions	Pro Forma Adjustments (B)
Rental income	$—	39,469	56,360	95,829
Tenant recovery income	—	—	9,364	9,364
Hotel operating income	23,587	—	14,400	37,987

Total income	23,587	39,469	80,124	143,180

Property operating expenses	1,061	1,776	15,602	18,439
Hotel operating expense	16,011	—	9,744	25,755
Depreciation and amortization	3,135	8,610	26,668	38,413

Total expenses	20,207	10,386	52,014	82,607

Operating income	3,380	29,083	28,110	60,573

Interest expense	(3,665)	(16,210)	(13,534)	(33,409)

Income (loss) before income tax and minority interest	(285)	12,873	14,576	27,164

Minority interest	—	—	(74)	(74)

Net income (loss) applicable to common shareholders	$(285)	12,873	14,502	27,090

(C)      The historical information represents the consolidated historical statement of operations of Apple Hospitality Five, Inc. for the nine months ended September 30, 2007.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

(D)     Represents adjustments to record the merger of Apple Hospitality Five, Inc., which was consummated on October 5, 2007.

(E)      The historical information represents the consolidated historical statement of operations income (loss) from continuing operations of Winston Hotels for the six months ended June 30, 2007.

(F)      Represents adjustments to record the merger of Winston Hotels, which was consummated on July 1, 2007.

(G)      No pro forma adjustment has been made related to the business manager management fee as it is assumed that a greater fee would not have been paid as a result of the purchase of these additional properties.

(H)     Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements, 15 years for site improvements and 5 years for furniture, fixtures, and equipment.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. For the Apple Hospitality’s, Winston Hotels and RLJ Urban Lodging Fund mergers, the purchase price allocation for pro forma financial statement purposes, are preliminary and may be subject to change subsequent to the completion of the mergers.

(I)       To reflect depreciation expense for Winston Hotels acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$750,171
Less: Non-depreciable real estate assets	(65,637)
Depreciable real estate assets	$684,534

Depreciation expense for six months	$17,139
Less: Depreciation recorded by Winston Hotels	(12,372)
Depreciation expense adjustment	$4,767

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and depreciation and amortization may change.

(J)       The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2007 was calculated assuming all shares sold to purchase each of the properties were issued on January 1, 2006.

(K)     Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the nine months ended September 30, 2007, pro forma property operating expenses included incremental management fees of $6,443.

(L)      IARETI has ownership interests in LLC’s which own the eight shopping centers in the Ahold Portfolio, Stop N Shop Hyde, Parkway Centre North, Parkway Centre North Outlot Building B, The Market at Hamilton and Streets of Cranberry.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the nine months ended September 30, 2007, the pro forma interest expense included other financing interest expense of $900.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

(M)     The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal	Interest	Maturity
	Balance	Rate	Date
Bradley Portfolio (1)	34,479	5.9480%	07/01/2017
Bradley Portfolio (2)	10,500	5.6600%	11/01/2025
Bradley Portfolio (3)	39,534	5.5400%	01/01/2013
ProLogis Properties	32,450	5.5200%	06/01/2017
Shallotte Commons	6,078	5.7650%	06/01/2012
Washington Park Plaza	30,600	5.9200%	05/11/2016
Chesapeake Commons	8,900	5.3810%	06/01/2012
Crossroads at Chesapeake	11,200	5.4050%	06/01/2012
Fields Apartment Homes	18,700	5.3229%	06/01/2017
Schneider Electric	11,000	5.7610%	06/01/2012
Six Pines Portfolio	158,500	5.4100%	06/01/2017
The Market at Hamilton	7,893	5.7700%	06/01/2012
Gravois Dillon I	12,630	5.4950%	07/01/2017
Worldgate Plaza	59,950	5.5240%	07/01/2017
C&S Portfolio	82,500	5.4809%	04/01/2037
State Street Market	10,450	5.6230%	03/11/2012
Northwest Marketplace	19,965	5.5570%	07/01/2017
Pavilions at Hartman Heritage	23,450	5.5950%	07/01/2017
Waterford Place at Shadow Creek Ranch Apartments	16,500	5.5100%	07/11/2017
Penn Park	31,000	5.8800%	01/02/2017
Forest Plaza	2,264	5.7500%	04/01/2015
Villages of Kitty Hawk	11,550	5.6860%	09/01/2017
AT&T - Cleveland	29,242	6.1300%	08/11/2037
Lord Salisbury Center	12,600	5.4460%	09/01/2017
The Woodlands Waterway Marriott Hotel & Convention Center	75,400	6.5000%	12/01/2017
SunTrust Bank Portfolio I	281,200	5.2700%	01/01/2009
SunTrust Bank Portfolio II	78,600	5.9800%	01/01/2018
Bradley-Union Venture	38,421	5.5400%	01/01/2013
Encino Canyon Apartments	12,000	5.8700%	11/01/2017
Seven Palms Apartments	18,750	5.6200%	11/01/2017
Gainesville Hilton	27,500	6.5000%	02/01/2018

(N)      Represents the elimination of realized gain on Winston Hotels common stock sold by the Company.

(O)      No pro forma adjustment has been made to interest income for the notes receivable additions.

(P)      To reflect depreciation expense for Apple acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$534,189
Less: Non-depreciable real estate assets	(80,128)
Depreciable real estate assets	$454,061

Depreciation expense for nine months	$17,595
Less: Depreciation recorded by Apple	(9,989)
Depreciation expense adjustment	$7,606

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2007 (unaudited)
(Amounts in thousands, except per share amounts)

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill and depreciation and amortization may change.

(Q)      Pro forma adjustments represent operations and reduction in Apple’s advisory fee for the property sold subsequent to September 30, 2007.

(R)      The adjustment of $31,982 represents the elimination of Apple’s Series B preferred share expense.  The Series B preferred shareholders were paid off prior to the Company’s acquisition.

(S)      The adjustment of $(20,000) represents the elimination of Winston Hotel’s termination fee expense in accordance with the definitive merger agreement.

(T)      The historical information represents the combined consolidated historical statement of operations income from continuing operations of the RLJ Urban Lodging Fund for the nine months ended September 30, 2007.  The Company is purchasing a subsidiary of the RLJ Lodging Fund.  Substantially all of the balances and activity of the RLJ Lodging Fund are those of the entity which is being purchased.  All balances and activity related to the portion of the RLJ Lodging Fund that is not being purchased have been eliminated in the RLJ Merger Adjustments column.

(U)      Represents adjustments to record the merger of the RLJ Urban Lodging Fund anticipated to occur in mid-February 2008.

(V)      To reflect depreciation expense for RLJ acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$907,794
Less: Non-depreciable real estate assets	(136,169)
Depreciable real estate assets	$771,625

Depreciation expense for nine months	$29,900
Less: Depreciation recorded by RLJ	(16,841)
Depreciation expense adjustment	$13,059

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill and depreciation and amortization may change.

(W)    Represents the adjustment for interest income on cash of the entity not assumed by the Company in the purchase of the RLJ Urban Lodging Fund.

(X)      The RLJ Urban Lodging Fund adjustment relates to deal pursuit costs written-off in the period.

(Y)      The pro forma adjustments relating to Apple’s interest expense were based on the placement of new debt in the amount of approximately $343,000 on the hotels at an interest rate of 6.5%.

(Z)      The pro forma adjustments relating to RLJ Urban Lodging Fund’s interest expense were based on assumed debt of approximately $384,000. Of the assumed debt, approximately $124,200 is subject to fixed interest rates ranging from 5.41% to 6.93% and $259,800 is subject to variable interest rates that are effectively fixed by swap rate agreements. At the time of the merger, we will be placing approximately $41,000 of new financing on one of the hotels at an estimated interest rate of 6.40%.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Notes B and C of the Notes to the Pro Forma Consolidated Statement of Operations and the Company acquisition of the RLJ Urban Lodging Fund, Apple Hospitality Five, Inc. and Winston Hotels as though they occurred on January 1, 2006 or the date significant operations commenced. Pro Forma adjustments have been made for the Bradley Portfolio - Union Venture, Penn Park, The Woodlands Waterway Marriott Hotel & Convention Center, the SunTrust Bank Portfolio I and 72 properties in the SunTrust Bank Portfolio II, Cityville Carlisle, Hilton Garden Inn Chelsea, Courtyard by Marriott-Richmond, VA, the Company’s acquisition of the RLJ Urban Lodging Fund, Apple Hospitality Five, Inc. and Winston Hotels and for properties purchased during 2006 and the first, second and third quarters of 2007.  The Company considers the properties that are not yet purchased as of January 15, 2008, but are expected to be purchased to be the remaining 144 properties in the SunTrust Bank Portfolio II and the company acquisition of the RLJ Urban Lodging Fund as probable under Rules 3-14 and 3-05 of Regulation S-X, respectively.  No pro forma adjustments were made for Brooks Corner, The Plaza at Eagle’s Landing, Parkway Centre North I, Parkway Centre North – Outlot Building B, The Shops at Sherman Plaza, New Forest Crossing II, Wickes Furniture, Spring Town Center III, Legacy Crossing, Gravois Dillon-Phase II, Inland American Communities, University House at UAB (14th Street)-Birmingham, McKinney Towne Center Outlots, Streets of Cranberry, or Lakewood Phase II as the properties were completed in 2006 or 2007 and there were no significant operations prior to the Company’s acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2006, nor does it purport to represent our future results of operations.

 Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)

(Amounts in thousands, except per share amounts)

					Winston
				Winston	Hotels		Apple		RLJ
		Pro Forma	Pro Forma	Hotels	Merger	Apple	Merger	RLJ	Merger
	Historical	Adjustments	Adjustments	Historical	Adjustments	Historical	Adjustments	Historical	Adjustments
	(A)	(B)	(C)	(F)	(G)	(D)	(E)	(R)	(S)	Pro Forma
Rental income (I)	$98,419	101,828	154,257	—	—	—	—	—	—	354,504
Tenant recovery income	21,547	12,397	30,684	—	—	—	—	—	—	64,628
Other property income	3,236	—	—	—	—	—	—	—	—	3,236
Hotel operating income (Q)	—	30,642	19,048	165,883	—	125,369	(14,830)	129,453	—	455,565

Total income	123,202	144,867	203,989	165,883	—	125,369	(14,830)	129,453	—	877,933

General and administrative expenses (Q) (V)	7,613	—	—	11,343	—	3,274	(200)	1,122	(155)	22,997
Business manager management fee (H)	2,400	—	—	—	—	—	—	—	—	2,400
Property operating expenses (L)	20,951	23,578	41,993	—	—	—	—	—	—	86,522
Hotel operating expenses (Q)	—	18,419	12,890	99,206	—	75,607	(10,938)	78,805	—	273,989
Real estate taxes	11,840		—	7,016	—	—	—	6,420	—	25,276
Depreciation and amortization (I) (J) (P) (T)	49,681	41,229	77,022	22,056	12,222	12,856	10,604	17,737	21,831	265,238

Total expenses	92,485	83,226	131,905	139,621	12,222	91,737	(534)	104,084	21,676	676,422

Operating income (loss)	30,717	61,641	72,084	26,262	(12,222)	33,632	(14,296)	25,369	(21,676)	201,511

Loss on extinguishment of debt	—	—	—	(3,961)	—	—	—	—	—	(3,961)
Interest, dividend and other income (O) (U)	23,289	—	—	8,694	—	185	—	599	(324)	32,443
Other income (expense)	(28)	—	—	—	—	241	—	1,641	—	1,854
Interest expense (M) (N) (W) (X)	(31,553)	(42,451)	(53,682)	(17,553)	—	(292)	(22,295)	(21,719)	(2,522)	(192,067)
Equity in earnings of unconsolidated entities	13	—	—	86	—	—	—	—	—	99
Fee income from unconsolidated joint ventures	—	—		227	—	—	—	—	—	227
Realized gain on securities	4,096	—	—	—	—	—	—	—	—	4,096

Net income (loss) before income taxes and minority interest	26,534	19,190	18,402	13,755	(12,222)	33,766	(36,591)	5,890	(24,522)	44,202

 Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

					Winston
				Winston	Hotels		Apple		RLJ
		Pro Forma	Pro Forma	Hotels	Merger	Apple	Merger	RLJ	Merger
	Historical	Adjustments	Adjustments	Historical	Adjustments	Historical	Adjustments	Historical	Adjustments
	(A)	(B)	(C)	(F)	(G)	(D)	(E)	(R)	(S)	Pro Forma

Income tax expense	(1,393)	—	—	(1,890)	—	—	—	—	—	(3,283)
Minority interest	(24,010)	—	(1,326)	(733)	—	—	—	—	—	(26,069)

Net income (loss) applicable to common shareholders	$1,131	19,190	17,076	11,132	(12,222)	33,766	(36,591)	5,890	(24,522)	14,850

Weighted average number of shares of common stock outstanding, basic and diluted (K)	68,374,630									576,399,800

Net income per share, basic and diluted (K)	.02									.03

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)

(Amounts in thousands, except per share amounts)

(A)	The historical information represents the consolidated historical statement of operations of the Company for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(B)

Total pro forma adjustments for expected acquisitions and acquisitions consummated as of October 1, 2007 by the Company and its consolidated joint ventures are as though the properties were acquired January 1, 2006.

Audited combined income and operating expenses as prepared in accordance with Rules 3-05 and 3-14 of Regulation S-X includes the following acquired properties:

Shops at Riverstone

Six Pines Portfolio

Worldgate Plaza

Lakeport Commons

Persis National Portfolio

The Woodlands Waterway Marriott Hotel & Convention Center

Pavilions at Hartman Heritage

ProLogis Properties

Waterford Place at Shadow Creek Ranch

Fields Apartment Homes

Penn Park

Financial information of the respective tenants has been provided for the following real estate properties that will be leased to a single tenant on a long-term basis immediately after its acquisition under a net lease:

SunTrust Bank Portfolio I

SunTrust Bank Portfolio II

The selected financial data for SunTrust Bank Portfolio I and II can be located within the Index to Financial Statements at page F-iii.

The pro forma adjustments are composed of the following adjustments:

	The Woodlands
	Waterway
	Marriott Hotel			Pro Forma
	& Convention	Sun Trust	Other	Adjustments
	Center	Portfolio I & II	Acquisitions	(B)
Rental income	$—	52,625	49,203	101,828
Tenant recovery income	—	—	12,397	12,397
Hotel operating income	30,642	—	—	30,642

Total income	30,642	52,625	61,600	144,867

Property operating expenses	1,378	2,368	19,832	23,578
Hotel operating expense	18,419	—	—	18,419
Depreciation and amortization	4,192	11,512	25,525	41,229

Total expenses	23,989	13,880	45,357	83,226

Operating income	6,653	38,745	16,243	61,641

Interest expense	(4,901)	(20,641)	(16,909)	(42,451)

Income (loss) before income tax and minority interest	1,752	18,104	(666)	19,190

Minority interest	—	—	—	—

Net income (loss) applicable to common shareholders	$1,752	18,104	(666)	19,190

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

(C)

Total pro forma adjustments for acquisitions consummated as of October 1, 2007 are as though the properties were acquired January 1, 2006. No pro forma adjustments were made for Brooks Corner, The Plaza at Eagle’s Landing, Parkway Centre North I, Parkway Centre North – Outlot Building B, The Shops at Sherman Plaza, New Forest Crossing II, Wickes Furniture, Spring Town Center III, Lakewood Phase II, Gravois Dillon-Phase II, Inland American Communities, Streets of Cranberry, University House at UAB (14th Street)-Birmingham, McKinney Towne Center Outlots, Hilton Garden Inn Chelsea or Legacy Crossing as the properties were completed in 2006 and 2007 and there were no significant operations prior to the Company’s acquisition.

Unaudited combined gross income and direct operating expenses presented from January 1, 2006 through December 31, 2006 is based on information provided by the Seller for the following properties:

Southgate Apartments
Canfield Plaza
Shakopee Shopping Center
Ahold Portfolio
Lincoln Mall
Monadnock Marketplace
Thermo Process Systems
Fabyan Randall
State Street Market
Shallotte Commons
Northwest Marketplace
Gravois Dillon I
Forest Plaza
Atlas Cold Storage Portfolio Cityville Carlisle
SunTrust Bank Portfolio I
The Market at Hilliard
Dulles Executive Plaza
IDS Center
Bradley Portfolio
Lincoln Village
Chesapeake Commons
Crossroads at Chesapeake Commons
The Market at Hamilton
The Landings at Clear Lake
AT&T – Cleveland
Villages of Kitty Hawk
Middleburg Crossings
High Ridge Park I & II
Seven Palms Apartments Courtyard by Marriott-Richmond, VA
SunTrust Bank Portfolio II
Washington Mutual
Hyde Park Stop N Shop
Lakewood Mall I
New Quest Portfolio (properties purchased in 2006)
Buckhorn Plaza
AT&T – St. Louis
Schneider Electric
C & S Portfolio
Citizens Portfolio
Washington Park Plaza
Lord Salisbury Center
Encino Canyon Apartments
Hilton University of Florida Hotel and Convention Center-Gainesville

(D)

The historical information represents the consolidated historical statement of operations of Apple Hospitality Five, Inc. for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(E)	Represents adjustments to record the merger of Apple Hospitality Five, Inc.

(F)	The historical information represents Winston Hotel’s consolidated historical statement of operations for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(G)	Represents adjustments to record the merger of Winston Hotels.

(H)

No pro forma adjustment has been made related to the business manager management fee as it is assumed that a greater fee would not have been paid as a result of the purchase of these additional properties.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

(I)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements, 15 years for site improvements and 5 years for furniture, fixtures and equipment. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. For the RLJ Urban Lodging Fund, Winston Hotels and Apple Hospitality’s mergers, the purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change subsequent to the completion of the mergers.

(J)

To reflect depreciation expense for Winston Hotels acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation. The adjustment is calculated as follows:

Adjusted value of real estate assets	$750,171
Less: Non-depreciable real estate assets	(65,637)
Depreciable real estate assets	$684,534

Depreciation expense for twelve months	$34,278
Less: Depreciation recorded by Winston Hotels	(22,056)
Depreciation expense adjustment	$12,222

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill and depreciation and amortization may change.

(K)

The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2006 was calculated assuming all shares sold to purchase each of the properties were issued on January 1, 2006.

(L)

Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses. For the twelve months ended December 31, 2006, pro forma property operating expenses included incremental management fees of $15,574.

(M)

IARETI has ownership interests in LLC’s which own or will own in the future the eight shopping centers in the Ahold Portfolio and Stop N Shop Hyde Park, The Market at Hamilton and Streets of Cranberry. These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated. Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings. Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements. For the twelve months ended December 31, 2006, the interest expense included other financing interest expense of $1,069.

(N)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal	Interest	Maturity
	Balance	Rate	Date
Sherman Town Center	38,449	4.9500%	07/01/2014
Spring Town Center I & II	7,629	4.8700%	01/01/2015
Eldridge Lakes Town Center	7,504	4.8800%	12/01/2014
CyFair Town Center	5,673	4.8300%	12/01/2014
Hyde Park Stop N Shop	8,100	5.2450%	02/01/2013
Lakewood Mall I	11,715	6.0100%	04/01/2024
Monadnock Marketplace	26,785	4.8800%	03/01/2013
Thermo Process Facility	8,201	5.2400%	03/11/2031
Southgate Apartments	10,725	5.4130%	05/01/2016
Shakopee Center	8,800	5.3000%	07/01/2011

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

Ahold Portfolio 1	41,456	5.1400%	08/11/2011
Ahold Portfolio 2	35,497	5.1700%	08/01/2013
Canfield Plaza	7,575	5.2200%	09/01/2013
Fabyan Randall Plaza	13,400	5.3750%	11/01/2013
Dulles Executive Office Plaza	68,750	5.8510%	09/01/2016
IDS Center	161,000	5.0000%	01/10/2010
Bradley Portfolio (1)	227,430	6.1130%	11/01/2016
Bradley Portfolio (2)	10,500	5.6627%	11/01/2025
Bradley Portfolio (3)	39,534	5.5400%	01/01/2013
Lincoln Mall	33,835	5.0000%	09/01/2013
Buckhorn Plaza	9,025	5.9930%	12/01/2016
The Market at Hilliard	11,220	5.9630%	12/01/2016
State Street Market	10,450	5.6230%	03/11/2012
ProLogis Properties	32,450	5.5200%	06/01/2017
Shallotte Commons	6,078	5.7650%	06/01/2012
Washington Park Plaza	30,600	5.9200%	05/11/2016
Chesapeake Commons	8,900	5.3810%	06/01/2012
Crossroads at Chesapeake	11,200	5.4050%	06/01/2012
Fields Apartment Homes	18,700	5.3229%	06/01/2017
Schneider Electric	11,000	5.7610%	06/01/2012
Six Pines Portfolio	158,500	5.4100%	06/01/2017
The Market at Hamilton	7,893	5.7700%	06/01/2012
Lakeview Technology Center I	14,470	4.9000%	02/11/2011
Bridgeside Point	17,325	5.2000%	02/11/2031
Triangle Center	23,600	4.8300%	03/01/2011
Lincoln Village	22,035	5.3210%	12/01/2016
Washington Mutual	20,115	5.9430%	12/01/2016
AT&T-St. Louis	112,695	5.3430%	01/01/2037
C&S Portfolio	82,500	5.4800%	04/01/2037
Gravois Dillon I	12,630	5.4950%	07/01/2017
Worldgate Plaza	59,950	5.2700%	07/01/2017
Northwest Marketplace	19,965	5.5570%	07/01/2017
Pavilions at Hartman Heritage	23,450	5.5950%	07/01/2017
Waterford Place at Shadow Creek Ranch Apartments	16,500	5.5100%	07/11/2017
Penn Park	31,000	5.8800%	01/05/2007
Forest Plaza	2,264	5.7500%	04/01/2015
High Ridge Park I & II	8,700	5.6200%	05/01/2015
Villages at Kitty Hawk	11,550	5.6860%	09/01/2017
AT&T - Cleveland	29,242	6.1300%	08/11/2037
Lord Salisbury Center	12,600	5.4460%	09/01/2017
The Woodlands Waterway Marriott Hotel & Convention Center	75,400	6.5000%	12/01/2017
SunTrust Bank Portfolio I	281,200	5.2700%	01/01/2009
SunTrust Bank Portfolio II	78,600	5.9800%	01/01/2018
Bradley-Union Venture	38,421	5.5400%	01/01/2013
Encino Canyon Apartments	12,000	5.8700%	11/01/2017
Seven Palms Apartments	18,750	5.6200%	11/01/2017
Gainesville Hilton	27,500	6.5000%	02/01/2008

(O)  No pro forma adjustment has been made to interest income for the notes receivable additions.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

(P)

To reflect depreciation expense for Apple acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation. The adjustment is calculated as follows:

Adjusted value of real estate assets	$534,189
Less: Non-depreciable real estate assets	(80,128)
Depreciable real estate assets	$454,061

Depreciation expense for twelve months	$23,460
Less: Depreciation recorded by Apple	(12,856)
Depreciation expense adjustment	$10,604

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill and depreciation and amortization may change.

(Q)	Pro forma adjustments represent operations and the reduction in Apple’s advisory fee for the property sold subsequent to June 30, 2007.

(R)

The historical information represents the RLJ Urban Lodging Fund’s combined consolidated historical statement of operations income (loss) from continuing operations for the year ended December 31, 2006. The Company is purchasing a subsidiary of the RLJ Lodging Fund. Substantially all of the balances and activity of the RLJ Lodging Fund are those of the entity which is being purchased. All balances and activity related to the portion of the RLJ Lodging Fund that is not being purchased have been eliminated in the RLJ Merger Adjustments column.

(S)	Represents adjustments to record the merger of the RLJ Urban Lodging Fund anticipated to occur in mid-February 2008.

(T)

To reflect depreciation expense for the RLJ Urban Lodging Fund acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation. The adjustment is calculated as follows:

Adjusted value of real estate assets	$907,794
Less: Non-depreciable real estate assets	(136,169)
Depreciable real estate assets	$771,625

Depreciation expense for twelve months	$39,568
Less: Depreciation recorded by RLJ	(17,737)
Depreciation expense adjustment	$21,831

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill and depreciation and amortization may change.

(U)	Represents the adjustment for interest income on cash of the entity not assumed by the Company in the purchase of the RLJ Urban Lodging Fund.

(V)	The RLJ adjustment relates to deal pursuit costs written-off in the period.

(W)	The pro forma adjustments relating Apple’s interest expense were based on the placement of new debt in the amount of approximately $343,000 on the hotels at an estimated interest rate of 6.50%.

(X)

The pro forma adjustments relating to RLJ Urban Lodging Fund’s interest expense were based on assumed debt of approximately $384,000. Of the assumed debt, approximately $124,000 is subject to fixed interest rates ranging from 5.41% to 6.93% and $259,800 is subject to variable interest rates that are effectively fixed by swap rate agreements. At the time of the merger, we will be placing approximately $41,000 of new financing on one of the hotels at an estimated interest rate of 6.40%.